                                                                    Exhibit 99.1

              NovaStar Home Equity Loan Asset-Backed Certificates,
                                  Series 2003-4


                          $1,477,050,000 (Approximate)


                      NovaStar Mortgage Funding Corporation
                                    Depositor


                             NovaStar Mortgage, Inc.
                               Seller and Servicer


                                                   [LOGO OF Wachovia Securities]
[LOGO OF RBS Greenwich Capital]
                              Co-Lead Underwriters

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                           Date Prepared: November 3, 2003

                          $1,477,050,000 (Approximate)

                               NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
-------------------------------------------------------------------------------------------------------------------------------
                                                   Payment Window                     Assumed Final
                    Principal       WAL (Years)        (Mths)       Expected Rating    Distribution           Certificate
Class/(1,2,3)/      Amount ($)     Call/Mat/(4)/    Call/Mat/(4)/    S&P / Moody's         Date                  Type
--------------   ---------------   -------------   --------------   ---------------   -------------   -------------------------
    A-1          $ 1,077,974,000     2.96/3.22       1-98/1-219        AAA / Aaa      February 2034     Floating Rate Senior
   A-2A          $    52,000,000     1.50/1.50        1-42/1-42        AAA / Aaa      February 2034   Floating Rate Seq Senior
   A-2B          $    25,325,000     6.06/6.88      42-98/42-220       AAA / Aaa      February 2034   Floating Rate Seq Senior
   A-2C          $    77,326,000     2.99/3.26       1-98/1-220        AAA / Aaa      February 2034     Floating Rate Senior
    A-3          $    64,875,000     3.35/3.70       1-98/1-193        AAA / Aa1      February 2034   Floating Rate Senior Mezz
    M-1          $    75,000,000     5.42/5.96      38-98/38-179       AA / Aa2       February 2034   Floating Rate Subordinate
    M-2          $    60,000,000     5.41/5.83      37-98/37-150        A / A2        February 2034   Floating Rate Subordinate
    M-3          $    15,000,000     5.40/5.67      37-98/37-123        A- / A3       February 2034   Floating Rate Subordinate
    B-1          $    15,000,000     5.40/5.52      37-98/37-112      BBB+ / Baa1     February 2034   Floating Rate Subordinate
    B-2          $    14,550,000     5.22/5.22      37-98/37-98       BBB / Baa2      February 2034   Floating Rate Subordinate
-------------------------------------------------------------------------------------------------------------------------------
Total:           $ 1,477,050,000
-------------------------------------------------------------------------------------------------------------------------------

<F1>
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A, Class A-2B and Class A-2C Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans, the Group II Mortgage Loans and the Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
<F2>
(2) The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-3 Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by 1.5x after the clean-up call date.
<F3>
(3)  See "Available Funds Cap Rate" herein.
<F4>
(4)  See "Pricing Prepayment Speed" herein.

Depositor:

NovaStar Mortgage Funding Corporation.

Seller and Servicer:

NovaStar Mortgage, Inc. ("NovaStar").

Co-Lead Underwriters:

Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") and Wachovia Capital Markets, LLC ("Wachovia Securities").

Co-Underwriters:

Morgan Stanley and Deutsche Bank Securities Inc.

Trustee:

JP Morgan Chase Bank.

Custodian:

Wachovia Bank, N.A.

Swap Providers:

Greenwich Capital Derivatives, Inc. ("GCD") and Wachovia Bank ("Wachovia").

Cap Provider:

TBD.

                                                                               2
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:

The Class A-1 Certificates (the "Group I Certificates"), the Class A-2A, Class A-2B and Class A-2C Certificates (the "Group II Certificates" or the "Class A-2 Certificates" when referred to in aggregate) and the Class A-3 Certificates (the "Group III Certificates," together with the Group I Certificates and Group II Certificates, the "Class A Certificates" or "Senior Certificates"), and the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates (together, the "Subordinate Certificates"). The Senior Certificates along with the Subordinate Certificates are referred to herein as the "Offered Certificates."

Federal Tax Status:

The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

For each Mortgage Loan, generally the later of (i) close of business on November 1, 2003, and (ii) the date of origination of such Mortgage Loan.

Expected Pricing Date:

On or about November 5, 2003.

Expected Closing Date:

On or about November 20, 2003.

Expected Settlement Date:

On or about November 20, 2003.

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2003.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:

After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Eligibility:

After the end of the Pre-funding Period, the Class A-1 and Class A-2 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class A-3 and Subordinate Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Denomination:

$25,000 minimum and multiples of $1,000 in excess thereafter.

                                                                               3
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The terms of the transaction allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):
FRM Loans: 20% HEP (2.0% - 20% CPR over 10 months, 20% CPR thereafter) ARM Loans: 28% CPR

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $496,039,368, of which: (i) approximately $412,113,869 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group I Initial Mortgage Loans"), (ii) approximately $59,123,500 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the "Group II Initial Mortgage Loans") and (iii) approximately $24,801,998 consisted of a pool of fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the "Group III Initial Mortgage Loans" together with the Group I and Group II Initial Mortgage Loans, the "Initial Mortgage Loans").

With respect to approximately 13.78% of the Initial Mortgage Loans, NovaStar also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

Additional Mortgage Loans:

On the Closing Date, "Additional Mortgage Loans" will be added to the mortgage loan pool. The Additional Mortgage Loans are expected to have an aggregate principal balance of approximately $503,960,632 as of the related Cut-off Date, which will consist of approximately $418,694,925 of mortgage loans related to Group I, approximately $60,067,645 of mortgage loans related to Group II and approximately $25,198,062 of mortgage loans related to Group III. It is expected that the composition and characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date Mortgage Loans will be approximately $1,000,000,000, which will consist of approximately $830,808,795 of mortgage loans related to Group I, approximately $119,191,145 of mortgage loans related to Group II and approximately $50,000,061 of mortgage loans related to Group III.

                                                                               4
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:

On the Closing Date, the Trust will deposit approximately $500,000,000 (the "Pre-funding Amount"), which will consist of approximately $415,404,397 related to Group I, approximately $59,595,572 related to Group II and approximately $25,000,030 related to Group III, into an account (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) February 16, 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by February 16, 2004, the Trust will apply the remaining amounts as a prepayment of principal to the Offered Certificates on the Distribution Date in February 2004. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Expected Final Mortgage Loan Statistics:

The detailed statistical collateral information presented herein describes only the Initial Mortgage Loans that are expected to be included in the trust estate on the Closing Date, and does not include the Additional Mortgage Loans that will be added to the trust on the Closing Date and the Subsequent Mortgage Loans which may be acquired during the Pre-funding Period.

It is expected that the information set forth herein with respect to the Initial Mortgage Loans as presently constituted is generally representative of the characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period (including the Additional Mortgage Loans and the Subsequent Mortgage Loans). However, it is expected that the following approximate characteristics of the Mortgage Loans expected to be in the trust at the end of the Pre-funding Period will be as follows (subject to a small variance):

--------------------------------------------------
Weighted Average Current Mortgage Rate:       7.35%
--------------------------------------------------
Weighted Average Credit Score:                 637
--------------------------------------------------
Weighted Average Combined Original LTV:       79.5%
--------------------------------------------------
Percentage of Fixed Rate Mortgage Loans:        35%
--------------------------------------------------
Percentage of Second Liens:                    2.4%
--------------------------------------------------
Percentage of Stated Income Loans:              37%
--------------------------------------------------

                                                                               5
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pass-Through Rate:

The "Pass-Through Rate" on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:

The "Formula Rate" on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 11.00%.

Class A-1/ A-2 Available Funds Cap Rate:

The "Class A-1/A-2 Available Funds Cap Rate" on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans and Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group I Mortgage Loans and Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount.

Class A-3 Available Funds Cap Rate:

The "Class A-3 Available Funds Cap Rate" on any Distribution Date is equal to
(a) an amount equal to (i) interest due on the Group III Mortgage Loans, less
(ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Provider for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount.

                                                                               6
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The "Subordinate Available Funds Cap Rate" on any Distribution Date is equal to the weighted average of the Class A-1/A-2 Available Funds Cap Rate and the Class A-3 Available Funds Cap Rate weighted by the related sub component principal balance.

The principal balance of the Group I/II sub component is equal to the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-1 and Class A-2 Certificates.

The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Class A-3 Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans and Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or
(b) the aggregate principal balance of the Group III Mortgage loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

Available Funds Cap Shortfall:

If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the "Available Funds Cap Shortfall" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:

The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

                                                                               7
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Swap Agreements:

On the Closing Date, the Trustee will enter into multiple "Swap Agreements" with an initial aggregate notional amount of $900,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed-rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.
----------------------------------------------------------------------
  Swap Provider     Notional Amount     Fixed Rate      Maturity Date
----------------------------------------------------------------------
       GCD          $   125,000,000         1.6000%      July 2005
----------------------------------------------------------------------
       GCD          $   125,000,000         2.1400%    September 2005
----------------------------------------------------------------------
       GCD          $   125,000,000         2.2700%    September 2005
----------------------------------------------------------------------
       GCD          $   125,000,000         1.9775%     October 2005
----------------------------------------------------------------------
     Wachovia       $    60,000,000         1.9925%     October 2005
----------------------------------------------------------------------
       GCD          $    75,000,000         2.1000%      July 2006
----------------------------------------------------------------------
       GCD          $    75,000,000         2.8400%    September 2006
----------------------------------------------------------------------
       GCD          $    75,000,000         2.9600%    September 2006
----------------------------------------------------------------------
       GCD          $    75,000,000         2.5825%     October 2006
----------------------------------------------------------------------
     Wachovia       $    40,000,000         2.6300%     October 2006
----------------------------------------------------------------------

                                                                               8
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.
---------------------------------------------------------
 Distribution Date    Notional Amount    Weighted Average
                                            Fixed Rate
---------------------------------------------------------
   December 2003      $   900,000,000             2.23264%
---------------------------------------------------------
    January 2004      $   900,000,000             2.23264%
---------------------------------------------------------
   February 2004      $   900,000,000             2.23264%
---------------------------------------------------------
     March 2004       $   900,000,000             2.23264%
---------------------------------------------------------
     April 2004       $   900,000,000             2.23264%
---------------------------------------------------------
      May 2004        $   900,000,000             2.23264%
---------------------------------------------------------
     June 2004        $   900,000,000             2.23264%
---------------------------------------------------------
     July 2004        $   900,000,000             2.23264%
---------------------------------------------------------
    August 2004       $   900,000,000             2.23264%
---------------------------------------------------------
   September 2004     $   900,000,000             2.23264%
---------------------------------------------------------
    October 2004      $   900,000,000             2.23264%
---------------------------------------------------------
   November 2004      $   900,000,000             2.23264%
---------------------------------------------------------
   December 2004      $   900,000,000             2.23264%
---------------------------------------------------------
    January 2005      $   900,000,000             2.23264%
---------------------------------------------------------
   February 2005      $   900,000,000             2.23264%
---------------------------------------------------------
     March 2005       $   900,000,000             2.23264%
---------------------------------------------------------
     April 2005       $   900,000,000             2.23264%
---------------------------------------------------------
      May 2005        $   900,000,000             2.23264%
---------------------------------------------------------
     June 2005        $   900,000,000             2.23264%
---------------------------------------------------------
     July 2005        $   900,000,000             2.23264%
---------------------------------------------------------
    August 2005       $   775,000,000             2.33468%
---------------------------------------------------------
   September 2005     $   775,000,000             2.33468%
---------------------------------------------------------
    October 2005      $   525,000,000             2.39643%
---------------------------------------------------------
   November 2005      $   340,000,000             2.62173%
---------------------------------------------------------
   December 2005      $   340,000,000             2.62173%
---------------------------------------------------------
    January 2006      $   340,000,000             2.62173%
---------------------------------------------------------
   February 2006      $   340,000,000             2.62173%
---------------------------------------------------------
     March 2006       $   340,000,000             2.62173%
---------------------------------------------------------
     April 2006       $   340,000,000             2.62173%
---------------------------------------------------------
      May 2006        $   340,000,000             2.62173%
---------------------------------------------------------
     June 2006        $   340,000,000             2.62173%
---------------------------------------------------------
     July 2006        $   340,000,000             2.62173%
---------------------------------------------------------
    August 2006       $   265,000,000             2.76939%
---------------------------------------------------------
   September 2006     $   265,000,000             2.76939%
---------------------------------------------------------
    October 2006      $   115,000,000             2.59902%
---------------------------------------------------------

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

                                                                               9
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cap Agreements:

On the Closing Date, the Trustee will enter into two "Cap Agreements" ("Cap Agreement I" and "Cap Agreement II", respectively). Under each Cap Agreement, the trust will receive a payment of interest equal to the excess, if any of (i) One Month LIBOR, subject to a maximum of 9.25%, over (ii) the related Strike Rate shown below, on the related cap notional amount from the Cap Provider on each Distribution Date, accrued during the related cap accrual period, until the related cap is retired.

Cap Agreement I:

---------------------------------------------------------
  Distribution Date      Notional Amount      Strike Rate
---------------------------------------------------------
    November 2006      $   386,179,775.23         8.28909%
---------------------------------------------------------
    December 2006      $   372,981,672.27         8.76573%
---------------------------------------------------------
     January 2007      $   372,981,672.27         8.47386%
---------------------------------------------------------
    February 2007      $   372,981,672.27         8.67528%
---------------------------------------------------------
      April 2007       $   358,868,465.78         8.66132%
---------------------------------------------------------
       May 2007        $   350,355,638.93         9.10152%
---------------------------------------------------------
      June 2007        $   342,052,172.26         8.96174%
---------------------------------------------------------
      July 2007        $   333,952,669.15         9.24904%
---------------------------------------------------------
     August 2007       $   326,047,810.97         9.11063%
---------------------------------------------------------
    September 2007     $   318,337,005.52         9.09896%
---------------------------------------------------------

Cap Agreement II:

---------------------------------------------------------
  Distribution Date     Notional Amount       Strike Rate
---------------------------------------------------------
    November 2006      $    56,332,509.66         8.28909%
---------------------------------------------------------
    December 2006      $    54,431,618.75         8.76573%
---------------------------------------------------------
     January 2007      $    54,431,618.75         8.47386%
---------------------------------------------------------
    February 2007      $    54,431,618.75         8.67528%
---------------------------------------------------------
      April 2007       $    52,136,030.87         8.66132%
---------------------------------------------------------
       May 2007        $    50,909,326.48         9.10152%
---------------------------------------------------------
      June 2007        $    49,712,371.41         8.96174%
---------------------------------------------------------
      July 2007        $    48,544,558.17         9.24904%
---------------------------------------------------------
     August 2007       $    47,404,562.64         9.11063%
---------------------------------------------------------
    September 2007     $    46,292,304.73         9.09896%
---------------------------------------------------------

Credit Enhancement:

Consists of the following:
     1) Mortgage Insurance;
     2) Excess Cashflow;
     3) the Overcollateralization Amount; and
     4) Subordination

                                                                              10
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Insurance Policies:

Approximately 27.21% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC") or PMI Mortgage Insurance Co. ("PMI") (such loans are the "Insured Mortgage Loans"). Approximately 64.17% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 8.61% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC and PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% and 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.50% and 0.50% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

Credit Enhancement Percentages:

 -------------------------------------------------------------------------
      Initial Credit Enhancement              Expected Credit Enhancement
           On Closing Date                    On or After Crossover Date
 -------------------------------------------------------------------------
          Rating             Percent            Rating             Percent
  Class A-1 and Class A-2      17.83    Class A-1 and Class A-2      31.33
         Class A-3             13.50           Class A-3             27.00
         Class M-1              8.50           Class M-1             17.00
         Class M-2              4.50           Class M-2              9.00
         Class M-3              3.50           Class M-3              7.00
         Class B-1              2.50           Class B-1              5.00
         Class B-2              1.53           Class B-2              3.06
--------------------------------------------------------------------------

Excess Cashflow:

The "Excess Cashflow" for any Distribution Date will be equal to the interest funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under "Priority of Distributions."

                                                                              11
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Overcollateralization Amount:

The "Overcollateralization Amount" is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:

On any Distribution Date, the "Required Overcollateralization Amount" is equal to:
(i) prior to the Crossover Date, 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date.
(ii)  on or after the Crossover Date, the greater of:
      a.  the lesser of:
               (1) 1.53% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and
                    (ii) the Pre-funding Amount as of the Closing Date; and
               (2) 3.06% of the current aggregate principal balance of the Mortgage Loans; and
      b. 0.50% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the "OC Floor").

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:

The earlier to occur of:

(i) the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, and

(ii)  the later to occur of:
      a.  the Distribution Date occurring in December 2006; and
      b. the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 27.00%.

                                                                              12
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement Percentage:

The "Credit Enhancement Percentage" for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and
(b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Limited Cross-collateralization:

Under certain circumstances to the extent available funds from one Group are insufficient to make a required payment of interest or principal on its related class or classes of Class A Certificates, then any remaining funds from the other Groups (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

Trigger Event:

A "Trigger Event" is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

-----------------------------------------------------------------------------
Period   Losses   Period   Losses   Period   Losses         Period     Losses
-----------------------------------------------------------------------------
    37     4.00%      46     4.59%      55     5.17%            64       5.67%
-----------------------------------------------------------------------------
    38     4.07%      47     4.65%      56     5.24%            65       5.71%
-----------------------------------------------------------------------------
    39     4.13%      48     4.72%      57     5.30%            66       5.75%
-----------------------------------------------------------------------------
    40     4.20%      49     4.78%      58     5.37%            67       5.79%
-----------------------------------------------------------------------------
    41     4.26%      50     4.85%      59     5.43%            68       5.83%
-----------------------------------------------------------------------------
    42     4.33%      51     4.91%      60     5.50%            69       5.88%
-----------------------------------------------------------------------------
    43     4.39%      52     4.98%      61     5.54%            70       5.92%
-----------------------------------------------------------------------------
    44     4.46%      53     5.04%      62     5.58%            71       5.96%
-----------------------------------------------------------------------------
    45     4.52%      54     5.11%      63     5.63%  72 and after       6.00%
-----------------------------------------------------------------------------

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage Loans will, be absorbed first, by the Excess Cashflow, and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2 Certificates, second to the Class B-1 Certificates, third to the Class M-3 Certificates, fourth to the Class M-2 Certificates, fifth to the Class M-1 Certificates, and sixth to the Class A-3 Certificates. Realized losses will not be allocated to the Class A-1 or Class A-2 Certificates.

                                                                              13
[LOGO OF RBS Greenwich Captial]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Conversion Feature of Certain Mortgage Loans:

Approximately 54.37% of the Initial Mortgage Loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined below a certain level since the date of the original loan; and (d) the borrower meets NovaStar's property and credit standards.

Removal of Converted Mortgage Loans Pursuant to the Conversion Feature:

In the event of a conversion of a convertible Mortgage Loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of NovaStar, will be obligated to purchase the Mortgage Loan from the trust at the outstanding principal balance of the Mortgage Loan plus accrued interest. That is, the converted Mortgage Loans will be bought out of, and thus removed from, the trust after the conversion, causing an acceleration of principal distributions on the Offered Certificates in accordance with their terms. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock Exchange under the symbol NFI.

                                                                              14
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1) Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust I, net swap payments owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A-1, Class A-2 (pro-rata among the Class A2-A, Class A-2B and Class A-2C Certificates) and Class A-3 Certificates, generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, and eighth, monthly interest plus any previously unpaid interest to the Class B-2 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.
2) Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1, Class A-2 and Class A-3 Certificates, generally based on principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class B-1 Certificates as described under "Principal Paydown," and then monthly principal to the Class B-2 Certificates as described under "Principal Paydown."
3) Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust I.

                                                                              15
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:

Any amounts distributable in regards to principal with respect to the Class A-2 Certificates will be distributed to (a) the Class A-2A and Class A-2B Certificates, in the aggregate, and (b) the Class A-2C Certificates, pro rata, based on the aggregate certificate principal balance of the Class A-2A and Class A-2B Certificates and the certificate principal balance of the Class A-2C Certificates, respectively.

The pro rata share of principal allocable to the Class A-2A and Class A-2B Certificates will be distributed as follows: first to the Class A-2A Certificates, until its certificate principal balance reduced to zero, second, to the Class A-2B Certificates, until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Class A-1, Class A-2 and Class A-3 Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Class A-1, Class A-2 and Class A-3 Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class B-1 Certificates and 5) Class B-2 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Class A-1, Class A-2 and Class A-3 Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A-1, Class A-2 and Class A-3 Certificates will have at least 27.00% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 17.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 9.00% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 7.00% credit enhancement, fifth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 5.00% credit enhancement, and sixth, to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 3.06% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

                                                                              16
[LOGO OF RBS Greenwich Capital]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Supplemental Interest Trust I:

Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
(i)   the net swap payments owed to the Swap Provider for such Distribution
      Date,
(ii) any net swap payments received from the Swap Provider for such Distribution Date, and
(iii) Excess Cashflow deposited therein pursuant to 3) of "Priority of Distributions."

Funds in the Supplemental Interest Trust will be distributed as follows:
1) First, to the Swap Provider, the net swap payments owed for such Distribution Date, if any.
2) Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.
3)  Third, to the Swap Provider, any swap termination payment.
4) Fourth, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust II:

Funds deposited into the Supplemental Interest Trust II on a Distribution Date will include any cap payments received under Cap Agreement I for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust II will be distributed as follows:
1) First, to the Class A-1 Certificates, any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-1 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

Supplemental Interest Trust III:

Funds deposited into the Supplemental Interest Trust III on a Distribution Date will include any cap payments received under Cap Agreement II for such Distribution Date from the Cap Provider.

Funds in the Supplemental Interest Trust III will be distributed as follows:

1) First, to the Class A-2 Certificates pro-rata (based on certificate principal balance), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
2) Second, pro-rata (based on certificate principal balance), to the Offered Certificates (other than the Class A-2 Certificates), any Available Funds Cap Shortfall remaining after distributions from Supplemental Interest Trust I and Supplemental Interest Trust II in respect of such amounts.
3) Third, to the holders of the non-offered certificates, any remaining amounts.

                                                                              17
[LOGO OF RBS Greenwich Capital]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                              18
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-1 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.38       5.65       3.93       2.96       2.32       1.86       1.22
MDUR (yr)           15.60       5.24       3.72       2.83       2.24       1.80       1.20
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class A-1 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.47       6.04       4.26       3.22       2.53       2.03       1.29
MDUR (yr)           15.66       5.53       3.98       3.06       2.42       1.96       1.26
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      11/25/33   07/25/30   07/25/26   02/25/22   09/25/18   02/25/16   09/25/12
---------------------------------------------------------------------------------------------

Class A-2A to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            14.22       2.85       1.97       1.50       1.21       1.01       0.75
MDUR (yr)           12.64       2.76       1.93       1.47       1.19       1.00       0.75
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      01/25/27   08/25/10   06/25/08   05/25/07   06/25/06   12/25/05   05/25/05
---------------------------------------------------------------------------------------------

Class A-2A to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            14.22       2.85       1.97       1.50       1.21       1.01       0.75
MDUR (yr)           12.64       2.76       1.93       1.47       1.19       1.00       0.75
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      01/25/27   08/25/10   06/25/08   05/25/07   06/25/06   12/25/05   05/25/05
---------------------------------------------------------------------------------------------

                                                                              19
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-2B to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            26.29      11.51       8.05       6.06       4.72       3.69       2.29
MDUR (yr)           21.04      10.32       7.43       5.69       4.49       3.54       2.23
First Prin Pay     01/25/27   08/25/10   06/25/08   05/25/07   06/25/06   12/25/05   05/25/05
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class A-2B to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            26.55      12.69       9.06       6.88       5.38       4.26       2.55
MDUR (yr)           21.20      11.19       8.24       6.38       5.06       4.04       2.46
First Prin Pay     01/25/27   08/25/10   06/25/08   05/25/07   06/25/06   12/25/05   05/25/05
Last Prin Pay      11/25/33   07/25/30   07/25/26   03/25/22   11/25/18   04/25/16   10/25/12
---------------------------------------------------------------------------------------------

Class A-2C to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.17       5.69       3.96       2.99       2.36       1.89       1.26
MDUR (yr)           15.43       5.26       3.75       2.86       2.27       1.83       1.23
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class A-2C to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            18.26       6.07       4.30       3.26       2.57       2.07       1.34
MDUR (yr)           15.48       5.56       4.02       3.09       2.46       2.00       1.31
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      11/25/33   07/25/30   07/25/26   03/25/22   11/25/18   04/25/16   10/25/12
---------------------------------------------------------------------------------------------

                                                                              20
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class A-3 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            14.49       6.18       4.37       3.35       2.69       2.20       1.55
MDUR (yr)           12.66       5.68       4.11       3.19       2.58       2.13       1.51
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class A-3 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            14.53       6.32       4.71       3.70       3.00       2.48       1.75
MDUR (yr)           12.68       5.79       4.39       3.49       2.86       2.38       1.69
First Prin Pay     12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03   12/25/03
Last Prin Pay      09/25/33   04/25/27   12/25/22   12/25/19   11/25/18   07/25/17   10/25/13
---------------------------------------------------------------------------------------------

Class M-1 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.47      10.25       7.14       5.42       4.55       4.15       3.76
MDUR (yr)           20.00       9.14       6.57       5.07       4.31       3.95       3.60
First Prin Pay     05/25/25   11/25/08   04/25/07   01/25/07   03/25/07   05/25/07   08/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class M-1 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.67      11.05       7.81       5.96       4.98       4.51       4.92
MDUR (yr)           20.12       9.72       7.09       5.52       4.67       4.27       4.65
First Prin Pay     05/25/25   11/25/08   04/25/07   01/25/07   03/25/07   05/25/07   11/25/07
Last Prin Pay      07/25/33   04/25/27   12/25/21   10/25/18   05/25/16   03/25/14   05/25/11
---------------------------------------------------------------------------------------------

Class M-2 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.32      10.25       7.14       5.41       4.48       3.96       3.69
MDUR (yr)           17.65       8.61       6.28       4.89       4.12       3.69       3.45
First Prin Pay     02/25/25   11/25/08   04/25/07   12/25/06   01/25/07   02/25/07   04/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class M-2 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.49      10.90       7.68       5.83       4.81       4.25       3.93
MDUR (yr)           17.72       9.02       6.66       5.22       4.39       3.92       3.66
First Prin Pay     02/25/25   11/25/08   04/25/07   12/25/06   01/25/07   02/25/07   04/25/07
Last Prin Pay      05/25/33   04/25/25   11/25/19   05/25/16   10/25/13   01/25/12   09/25/09
---------------------------------------------------------------------------------------------

                                                                              21
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables

Class M-3 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.31      10.25       7.14       5.40       4.46       3.90       3.48
MDUR (yr)           16.84       8.42       6.18       4.82       4.06       3.59       3.24
First Prin Pay     01/25/25   11/25/08   04/25/07   12/25/06   01/25/07   01/25/07   03/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class M-3 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.43      10.67       7.48       5.67       4.66       4.07       3.60
MDUR (yr)           16.89       8.67       6.41       5.02       4.22       3.74       3.34
First Prin Pay     01/25/25   11/25/08   04/25/07   12/25/06   01/25/07   01/25/07   03/25/07
Last Prin Pay      10/25/32   04/25/22   05/25/17   02/25/14   12/25/11   07/25/10   08/25/08
---------------------------------------------------------------------------------------------

Class B-1 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.31      10.25       7.14       5.40       4.44       3.87       3.41
MDUR (yr)           14.88       7.90       5.89       4.65       3.92       3.47       3.10
First Prin Pay     01/25/25   11/25/08   04/25/07   12/25/06   12/25/06   01/25/07   02/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class B-1 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.36      10.43       7.29       5.52       4.52       3.95       3.46
MDUR (yr)           14.90       8.00       5.99       4.73       3.98       3.54       3.14
First Prin Pay     01/25/25   11/25/08   04/25/07   12/25/06   12/25/06   01/25/07   02/25/07
Last Prin Pay      06/25/32   12/25/20   04/25/16   03/25/13   04/25/11   12/25/09   03/25/08
---------------------------------------------------------------------------------------------

Class B-2 to Optional Termination
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.20       9.98       6.90       5.22       4.27       3.74       3.26
MDUR (yr)           14.07       7.55       5.63       4.45       3.74       3.32       2.95
First Prin Pay     12/25/24   11/25/08   04/25/07   12/25/06   12/25/06   12/25/06   01/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

Class B-2 to Maturity
---------------------------------------------------------------------------------------------
Prepayment Speed    0% PPC    50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   200% PPC
---------------------------------------------------------------------------------------------
WAL (yr)            25.20       9.98       6.90       5.22       4.27       3.74       3.26
MDUR (yr)           14.07       7.55       5.63       4.45       3.74       3.32       2.95
First Prin Pay     12/25/24   11/25/08   04/25/07   12/25/06   12/25/06   12/25/06   01/25/07
Last Prin Pay      11/25/31   01/25/19   09/25/14   01/25/12   05/25/10   02/25/09   08/25/07
---------------------------------------------------------------------------------------------

                                                                              22
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

            Effective Class A-1/A-2 Available Funds Cap Rate/(1)(2)/
            --------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

         Effective            Effective            Effective
Period    AFC Rate   Period    AFC Rate   Period    AFC Rate
------   ---------   ------   ---------   ------   ---------
   1      11.00000%    34      11.00000%    67       9.35627%
   2      11.00000%    35      11.00000%    68       9.65437%
   3      11.00000%    36       9.25000%    69       9.32962%
   4      11.00000%    37       9.25000%    70       9.31632%
   5      11.00000%    38       9.25000%    71       9.61314%
   6      11.00000%    39       9.25000%    72       9.28978%
   7      11.00000%    40       9.59380%    73       9.58576%
   8      11.00000%    41       9.25000%    74       9.26332%
   9      11.00000%    42       9.25000%    75       9.25012%
  10      11.00000%    43       9.25000%    76      10.22662%
  11      11.00000%    44       9.25000%    77       9.22380%
  12      11.00000%    45       9.25000%    78       9.51769%
  13      11.00000%    46       9.25000%    79       9.19756%
  14      11.00000%    47       9.39540%    80       9.49063%
  15      11.00000%    48       9.23317%    81       9.17142%
  16      11.00000%    49       9.67181%    82       9.15838%
  17      11.00000%    50       9.34710%    83       9.45022%
  18      11.00000%    51       9.47889%    84       9.13239%
  19      11.00000%    52      10.11847%    85       9.42341%
  20      11.00000%    53       9.45245%    86       9.10650%
  21      11.00000%    54       9.77038%    87       9.09359%
  22      11.00000%    55       9.45782%    88      10.05365%
  23      11.00000%    56       9.75933%    89       9.06786%
  24      11.00000%    57       9.44774%    90       9.35687%
  25      11.00000%    58       9.43440%    91       9.04224%
  26      11.00000%    59       9.73511%    92       9.33046%
  27      11.00000%    60       9.42294%    93       9.01673%
  28      11.00000%    61       9.73690%    94       9.00402%
  29      11.00000%    62       9.40942%    95       9.29105%
  30      11.00000%    63       9.40981%    96       8.97869%
  31      11.00000%    64      10.40315%    97       9.26494%
  32      11.00000%    65       9.38301%    98       8.95348%
  33      11.00000%    66       9.68195%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                                              23
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

              Effective Class A-3 Available Funds Cap Rate/(1)(2)/
              ----------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

         Effective            Effective            Effective
Period    AFC Rate   Period    AFC Rate   Period    AFC Rate
------   ---------   ------   ---------   ------   ---------
   1      11.00000%    34      11.00000%    67       9.61375%
   2      11.00000%    35      11.00000%    68       9.93019%
   3      11.00000%    36       9.23595%    69       9.60602%
   4      11.00000%    37       9.61023%    70       9.60221%
   5      11.00000%    38       9.29793%    71       9.91839%
   6      11.00000%    39       9.36418%    72       9.59472%
   7      11.00000%    40      10.36452%    73       9.91073%
   8      11.00000%    41       9.40905%    74       9.58738%
   9      11.00000%    42       9.73329%    75       9.58378%
  10      11.00000%    43       9.48001%    76      10.60666%
  11      11.00000%    44       9.79254%    77       9.57668%
  12      11.00000%    45       9.53926%    78       9.89230%
  13      11.00000%    46       9.53555%    79       9.56975%
  14      11.00000%    47       9.89901%    80       9.88522%
  15      11.00000%    48       9.58845%    81       9.56297%
  16      11.00000%    49       9.95743%    82       9.55965%
  17      11.00000%    50       9.63196%    83       9.87491%
  18      11.00000%    51       9.68131%    84       9.55311%
  19      11.00000%    52      10.34416%    85       9.86824%
  20      11.00000%    53       9.67232%    86       9.54674%
  21      11.00000%    54       9.99014%    87       9.54362%
  22      11.00000%    55       9.66348%    88      10.56273%
  23      11.00000%    56       9.98109%    89       9.53749%
  24      11.00000%    57       9.65479%    90       9.85230%
  25      11.00000%    58       9.65051%    91       9.53153%
  26      11.00000%    59       9.96781%    92       9.84622%
  27      11.00000%    60       9.64207%    93       9.52572%
  28      11.00000%    61       9.95917%    94       9.52288%
  29      11.00000%    62       9.63378%    95       9.83742%
  30      11.00000%    63       9.62969%    96       9.51733%
  31      11.00000%    64      10.65697%    97       9.83176%
  32      11.00000%    65       9.62164%    98       9.51193%
  33      11.00000%    66       9.93827%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                                              24
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

             Effective Subordinate Available Funds Cap Rate/(1)(2)/
             ------------------------------------------------------

To 10% Optional Termination at the Pricing Assumptions

         Effective            Effective            Effective
Period    AFC Rate   Period    AFC Rate   Period    AFC Rate
------   ---------   ------   ---------   ------   ---------
   1      11.00000%    34      11.00000%    67       9.37191%
   2      11.00000%    35      11.00000%    68       9.67116%
   3      11.00000%    36       8.33643%    69       9.34648%
   4      11.00000%    37       8.80796%    70       9.33380%
   5      11.00000%    38       8.51703%    71       9.63184%
   6      11.00000%    39       8.71359%    72       9.30850%
   7      11.00000%    40       9.63775%    73       9.60576%
   8      11.00000%    41       8.70404%    74       9.28331%
   9      11.00000%    42       9.13771%    75       9.27075%
  10      11.00000%    43       8.99150%    76      10.25016%
  11      11.00000%    44       9.28033%    77       9.24570%
  12      11.00000%    45       9.13536%    78       9.54100%
  13      11.00000%    46       9.12421%    79       9.22077%
  14      11.00000%    47       9.42460%    80       9.51528%
  15      11.00000%    48       9.25382%    81       9.19593%
  16      11.00000%    49       9.68845%    82       9.18356%
  17      11.00000%    50       9.36373%    83       9.47692%
  18      11.00000%    51       9.49074%    84       9.15890%
  19      11.00000%    52      10.13171%    85       9.45150%
  20      11.00000%    53       9.46538%    86       9.13435%
  21      11.00000%    54       9.78333%    87       9.12212%
  22      11.00000%    55       9.46998%    88      10.08599%
  23      11.00000%    56       9.77247%    89       9.09776%
  24      11.00000%    57       9.46004%    90       9.38847%
  25      11.00000%    58       9.44726%    91       9.07351%
  26      11.00000%    59       9.74899%    92       9.36348%
  27      11.00000%    60       9.43604%    93       9.04939%
  28      11.00000%    61       9.75022%    94       9.03738%
  29      11.00000%    62       9.42290%    95       9.32625%
  30      11.00000%    63       9.42304%    96       9.01346%
  31      11.00000%    64      10.41847%    97       9.30160%
  32      11.00000%    65       9.39744%    98       8.98967%
  33      11.00000%    66       9.69749%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month
      LIBOR, using 100% PPC.
/(2)/ Includes swap payments and cap payments received by the trust from the Swap Provider and Cap Provider, respectively.

                                                                              25
[LOGO OF RBS Greenwich Capital]

  This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                             Excess Spread Schedule
                             ----------------------

To 10% Optional Termination at the Pricing Assumptions

         1 Month    6 Month     Excess             1 Month    6 Month     Excess             1 Month    6 Month     Excess
Period    LIBOR      LIBOR      Spread    Period    LIBOR      LIBOR      Spread    Period    LIBOR      LIBOR      Spread
------   --------   --------    -------   ------   --------   --------    -------   ------   --------   --------    -------
   1      1.12000%   1.19100%   1.81587%    34      4.13000%   4.31000%   2.88912%    67      5.51900%   5.67900%   2.12586%
   2      1.13900%   1.23200%   2.01000%    35      4.19000%   4.36800%   2.98146%    68      5.56000%   5.71400%   2.27915%
   3      1.22700%   1.28500%   4.20572%    36      4.24200%   4.42500%   2.86169%    69      5.59800%   5.74700%   2.06682%
   4      1.15600%   1.34200%   4.27975%    37      4.29600%   4.48200%   3.06115%    70      5.63400%   5.77600%   2.02275%
   5      1.19600%   1.43000%   4.18667%    38      4.35600%   4.54000%   2.84295%    71      5.66700%   5.80300%   2.18893%
   6      1.28800%   1.53100%   4.17079%    39      4.41400%   4.59600%   2.89607%    72      5.69700%   5.82600%   1.96997%
   7      1.36600%   1.63700%   4.09765%    40      4.47100%   4.65000%   3.33619%    73      5.72400%   5.84700%   2.16661%
   8      1.45600%   1.75300%   4.08646%    41      4.52600%   4.70400%   2.77656%    74      5.74900%   5.86400%   1.92584%
   9      1.56600%   1.87700%   4.00681%    42      4.58000%   4.75700%   2.93866%    75      5.77100%   5.87700%   1.91515%
  10      1.68200%   2.00900%   3.96056%    43      4.63300%   4.80900%   2.76324%    76      5.78900%   5.88800%   2.51787%
  11      1.79600%   2.14500%   3.95208%    44      4.68500%   4.86000%   2.87871%    77      5.80400%   5.89400%   1.86635%
  12      1.92400%   2.28100%   3.87722%    45      4.73700%   4.91200%   2.70140%    78      5.81600%   5.89800%   2.06612%
  13      2.05800%   2.41800%   3.87278%    46      4.78700%   4.96300%   2.64470%    79      5.82500%   5.89700%   1.84917%
  14      2.19400%   2.55200%   3.77870%    47      4.83600%   5.01400%   2.77046%    80      5.83000%   5.89500%   2.05389%
  15      2.34900%   2.68200%   3.61811%    48      4.88500%   5.06200%   2.58146%    81      5.83100%   5.89500%   1.84419%
  16      2.49100%   2.80400%   3.77180%    49      4.93700%   5.10800%   2.75243%    82      5.82800%   5.89800%   1.84666%
  17      2.60700%   2.91900%   3.34877%    50      4.99000%   5.14900%   2.51025%    83      5.82200%   5.90400%   2.06201%
  18      2.73400%   3.03400%   3.32506%    51      5.03900%   5.18500%   2.49957%    84      5.81200%   5.91400%   1.86428%
  19      2.85600%   3.13500%   3.08917%    52      5.08200%   5.21400%   2.82297%    85      5.81400%   5.92800%   2.07542%
  20      2.96200%   3.21300%   3.09419%    53      5.12000%   5.23800%   2.40601%    86      5.83100%   5.94400%   1.84991%
  21      3.07100%   3.29200%   2.86376%    54      5.15300%   5.25400%   2.58288%    87      5.84700%   5.96100%   1.84387%
  22      3.17800%   3.37000%   2.75140%    55      5.17900%   5.26400%   2.38480%    88      5.86300%   5.97700%   2.45740%
  23      3.28400%   3.44700%   2.78374%    56      5.19900%   5.27300%   2.54803%    89      5.87900%   5.99300%   1.81433%
  24      3.33400%   3.52200%   2.89091%    57      5.21300%   5.28800%   2.35280%    90      5.89500%   6.00900%   2.02147%
  25      3.32200%   3.60500%   3.32640%    58      5.21900%   5.30900%   2.33942%    91      5.91100%   6.02500%   1.80988%
  26      3.42900%   3.70400%   3.08296%    59      5.21900%   5.33700%   2.52408%    92      5.92700%   6.04100%   2.00605%
  27      3.53300%   3.79900%   3.31606%    60      5.21100%   5.37300%   2.35040%    93      5.94200%   6.05700%   1.79594%
  28      3.63300%   3.88900%   3.62524%    61      5.23200%   5.41900%   2.53713%    94      5.95800%   6.07300%   1.78222%
  29      3.72900%   3.97300%   3.10716%    62      5.28500%   5.46800%   2.28489%    95      5.97300%   6.08900%   1.98132%
  30      3.82100%   4.05100%   3.22813%    63      5.33600%   5.51400%   2.26202%    96      5.98900%   6.10500%   1.76892%
  31      3.90800%   4.12300%   3.06647%    64      5.38500%   5.55900%   2.79511%    97      6.00400%   6.12100%   1.98062%
  32      3.98800%   4.18800%   3.12860%    65      5.43200%   5.60200%   2.15269%    98      6.02000%   6.13800%   1.75687%
  33      4.06300%   4.25100%   2.96567%    66      5.47700%   5.64200%   2.33680%

                                                                              26
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                             Initial Mortgage Loans

Number Of Loans:                                      3,503
Aggregate Outstanding Principal Balance:        496,039,368
                                                                             Minimum                  Maximum
Average Outstanding Principal Balance:        $     141,604           $       10,980           $      776,423
Weighted Average Current Mortgage Rate:               7.256  %                 4.500  %                13.375  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.768  %                 2.750  %                 9.700  %
Weighted Average Maximum Loan Rate:                  14.308  %                 9.875  %                18.350  %
Weighted Average Minimum Loan Rate:                   7.311  %                 4.750  %                11.350  %
Weighted Average Initial Periodic Rate Cap:           2.994  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         344  months              120  months              360  months
Weighted Average Remaining Term:                        343  months              118  months              360  months
Weighted Average Credit Score:                          644                      508                      894
Weighted Average Combined Original LTV:               79.22  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 26.09%  California,  15.12%  Florida,  4.08%  Ohio
Maximum Zip Code Concentration ($):            0.65%  93033


                                                                              27
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
10,979.75  -  50,000.00                362      12,079,481.09               2.44
50,000.01  - 100,000.00                949      73,440,523.81              14.81
100,000.01 - 150,000.00                937     116,862,747.42              23.56
150,000.01 - 200,000.00                557      96,563,080.37              19.47
200,000.01 - 250,000.00                301      67,368,871.03              13.58
250,000.01 - 300,000.00                180      49,154,659.58               9.91
300,000.01 - 350,000.00                108      34,738,386.97               7.00
350,000.01 - 400,000.00                 60      22,751,238.31               4.59
400,000.01 - 450,000.00                 23       9,775,503.62               1.97
450,000.01 - 500,000.00                 20       9,637,957.97               1.94
500,000.01 - 550,000.00                  3       1,581,565.37               0.32
550,000.01 - 600,000.00                  1         575,504.07               0.12
700,000.01 - 750,000.00                  1         733,424.80               0.15
750,000.01 - 776,423.35                  1         776,423.35               0.16
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               17       2,884,025.31               0.58
521 - 540                              221      28,404,963.01               5.73
541 - 560                              256      33,897,592.57               6.83
561 - 580                              244      32,356,907.28               6.52
581 - 600                              226      32,859,842.79               6.62
601 - 620                              305      44,922,500.84               9.06
621 - 640                              389      57,541,973.17              11.60
641 - 660                              386      57,063,510.25              11.50
661 - 680                              424      59,068,224.66              11.91
681 - 700                              341      45,861,039.32               9.25
701 - 720                              273      39,953,009.22               8.05
721 - 740                              165      22,601,952.46               4.56
741 - 760                              116      17,266,780.71               3.48
761 - 780                               86      13,538,122.49               2.73
781 - 800                               44       6,082,361.26               1.23
801 - 820                                8       1,485,386.69               0.30
881 - 894                                1         113,882.92               0.02
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              28
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Remaining Terms                  Number of  Outstanding as of  Outstanding as of
(months):                   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                9         733,712.57               0.15
151 - 180                              562      39,883,900.92               8.04
211 - 240                               32       4,133,394.69               0.83
271 - 300                                5         615,420.99               0.12
301 - 359                            2,895     450,672,938.59              90.85
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,682     378,798,664.85              76.36
PUD                                    453      66,940,268.04              13.49
Condo                                  228      27,664,519.54               5.58
Multi-Unit                             140      22,635,915.33               4.56
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              3,308     472,086,556.80              95.17
Investment (Non-Owner
Occupied)                              160      19,222,042.65               3.88
Secondary Home                          34       4,524,756.50               0.91
Investment (Owner
Occupied)                                1         206,011.81               0.04
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                   2,104     314,564,242.76              63.42
Purchase                             1,067     133,202,824.73              26.85
Rate/Term Refinance                    332      48,272,300.27               9.73
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              29
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original                Number of  Outstanding as of  Outstanding as of
LTV Ratios (%):             Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.06
20.01 -  25.00                           6         911,412.48               0.18
25.01 -  30.00                          13       1,228,316.80               0.25
30.01 -  35.00                          21       2,641,304.10               0.53
35.01 -  40.00                          27       3,652,045.43               0.74
40.01 -  45.00                          35       4,596,187.58               0.93
45.01 -  50.00                          53       6,792,258.08               1.37
50.01 -  55.00                          57       8,422,499.50               1.70
55.01 -  60.00                          95      14,120,941.29               2.85
60.01 -  65.00                         158      24,085,489.14               4.86
65.01 -  70.00                         203      33,079,283.03               6.67
70.01 -  75.00                         277      44,490,438.76               8.97
75.01 -  80.00                         898     141,746,249.41              28.58
80.01 -  85.00                         366      55,451,280.14              11.18
85.01 -  90.00                         664      99,701,201.92              20.10
90.01 -  95.00                         212      29,424,405.96               5.93
95.01 - 100.00                         414      25,345,638.42               5.11
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              30
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 70       8,468,123.44               1.71
Arkansas                                26       2,327,869.78               0.47
California                             637     129,408,141.34              26.09
Colorado                                71      11,106,825.42               2.24
Connecticut                             83      11,781,224.85               2.38
Delaware                                14       1,788,871.23               0.36
District of Columbia                    15       2,600,384.31               0.52
Florida                                617      74,998,986.44              15.12
Georgia                                 84       9,806,841.93               1.98
Idaho                                   18       1,778,714.85               0.36
Illinois                                63      10,029,439.23               2.02
Indiana                                 43       4,038,215.42               0.81
Iowa                                     9         650,920.99               0.13
Kansas                                  17       2,203,050.19               0.44
Kentucky                                37       3,435,731.58               0.69
Louisiana                               85      10,163,097.29               2.05
Maine                                   19       2,250,167.06               0.45
Maryland                                62      10,554,777.23               2.13
Massachusetts                           65      13,096,054.75               2.64
Michigan                                91       9,419,468.24               1.90
Minnesota                               23       3,400,237.66               0.69
Mississippi                             35       3,471,841.81               0.70
Missouri                                65       6,254,710.17               1.26
Montana                                  3         466,549.09               0.09
Nebraska                                 3         293,622.88               0.06
Nevada                                  97      12,413,408.36               2.50
New Hampshire                           19       3,229,058.33               0.65
New Jersey                              35       6,791,895.44               1.37
New Mexico                               4         382,380.04               0.08
New York                                83      17,348,602.29               3.50
North Carolina                          72       8,793,050.93               1.77
North Dakota                             1         124,401.97               0.03

(Continued on next page)

                                                                              31
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State (Continued):          Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Ohio                                   197      20,245,677.20               4.08
Oklahoma                                34       3,130,319.18               0.63
Oregon                                  70       8,880,069.42               1.79
Pennsylvania                            96      11,878,618.71               2.39
Rhode Island                             7       1,455,512.30               0.29
South Carolina                          47       5,542,231.39               1.12
South Dakota                             1         194,678.76               0.04
Tennessee                               53       5,273,876.50               1.06
Texas                                  167      18,224,349.47               3.67
Utah                                    12       2,600,476.58               0.52
Vermont                                  4         577,293.34               0.12
Virginia                                89      14,023,661.09               2.83
Washington                             117      16,418,926.00               3.31
West Virginia                           18       1,748,391.07               0.35
Wisconsin                               21       2,479,522.13               0.50
Wyoming                                  4         489,100.08               0.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,958     258,244,989.50              52.06
Stated Income                        1,111     174,731,088.81              35.23
No Documentation                       293      41,536,102.84               8.37
Limited Documentation                   74      11,115,292.84               2.24
No Income/No Asset
Verification                            67      10,411,893.77               2.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              32
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     492      68,084,654.10              13.73
M2                                     170      23,786,473.72               4.80
M3                                      37       5,039,397.64               1.02
M4                                      13       1,442,355.22               0.29
AAA                                      1          83,292.88               0.02
AA                                       1          62,335.29               0.01
A+                                   1,019     151,220,994.36              30.49
A                                      258      34,968,053.02               7.05
A-                                     141      20,040,877.77               4.04
Alt A                                  953     132,077,484.34              26.63
B                                       99      11,731,960.46               2.37
B-                                      33       3,258,726.22               0.66
C                                        6         518,130.51               0.10
FICO Enhanced                           57       8,506,441.15               1.71
FICO Only                              223      35,218,191.08               7.10
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,920     298,232,384.56              60.12
Fixed Rate Loan                      1,583     197,806,983.20              39.88
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                975     152,440,554.03              77.07
15 Year Fixed-Rate Loan                284      26,888,197.01              13.59
15 Year Balloon                        278      12,995,703.91               6.57
20 Year Fixed-Rate Loan                 32       4,133,394.69               2.09
10 Year Fixed-Rate Loan                  9         733,712.57               0.37
25 Year Fixed-Rate Loan                  5         615,420.99               0.31
--------------------------------------------------------------------------------
Total                                1,583     197,806,983.20             100.00
================================================================================

                                                                              33
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month
LIBOR                                1,738     267,517,843.65              89.70
3/27 Loan Six-Month
LIBOR                                  178      29,761,925.31               9.98
Six-Month LIBOR                          4         952,615.60               0.32
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           3,149     482,645,203.07              97.30
Second Lien                            354      13,394,164.69               2.70
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Prepayment Term                  Number of  Outstanding as of  Outstanding as of
(months):                   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    910     115,183,352.93              23.22
24                                   1,071     163,128,506.98              32.89
36                                     695      98,269,925.05              19.81
60                                     827     119,457,582.80              24.08
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              34
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
4.500  -  4.500                          1         173,632.46               0.04
4.501  -  5.000                         19       4,751,146.87               0.96
5.001  -  5.500                        100      18,804,232.19               3.79
5.501  -  6.000                        284      54,825,020.99              11.05
6.001  -  6.500                        373      65,576,348.23              13.22
6.501  -  7.000                        630     107,174,647.11              21.61
7.001  -  7.500                        480      71,589,951.52              14.43
7.501  -  8.000                        556      74,539,527.31              15.03
8.001  -  8.500                        285      35,100,773.25               7.08
8.501  -  9.000                        266      29,531,886.79               5.95
9.001  -  9.500                        112      11,410,839.20               2.30
9.501  - 10.000                        136      10,720,112.40               2.16
10.001 - 10.500                         37       2,677,282.55               0.54
10.501 - 11.000                         88       4,021,676.60               0.81
11.001 - 11.500                         22       1,130,169.34               0.23
11.501 - 12.000                         41       1,534,345.47               0.31
12.001 - 12.500                         20         633,615.47               0.13
12.501 - 13.000                         52       1,818,592.86               0.37
13.001 - 13.375                          1          25,567.15               0.01
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              35
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            3         732,545.34               0.25
3.001 - 3.500                            1         129,458.15               0.04
3.501 - 4.000                           31       5,708,621.98               1.91
4.001 - 4.500                          148      24,805,072.98               8.32
4.501 - 5.000                          238      39,910,184.33              13.38
5.001 - 5.500                          327      56,793,408.26              19.04
5.501 - 6.000                          392      61,604,299.07              20.66
6.001 - 6.500                          332      46,993,340.90              15.76
6.501 - 7.000                          202      29,473,075.39               9.88
7.001 - 7.500                          126      17,647,197.65               5.92
7.501 - 8.000                           77       9,527,178.29               3.19
8.001 - 8.500                           29       3,805,934.82               1.28
8.501 - 9.000                           11         904,571.59               0.30
9.001 - 9.500                            2         139,015.13               0.05
9.501 - 9.700                            1          58,480.68               0.02
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
9.875  - 10.000                          1         392,012.30               0.13
10.001 - 10.500                          1         188,188.33               0.06
11.501 - 12.000                          5       1,339,951.88               0.45
12.001 - 12.500                         31       5,705,382.99               1.91
12.501 - 13.000                        131      24,258,175.21               8.13
13.001 - 13.500                        220      39,747,153.88              13.33
13.501 - 14.000                        381      68,111,358.49              22.84
14.001 - 14.500                        293      45,302,229.94              15.19
14.501 - 15.000                        364      51,538,157.44              17.28
15.001 - 15.500                        181      23,661,732.35               7.93
15.501 - 16.000                        167      20,884,588.16               7.00
16.001 - 16.500                         68       8,659,126.14               2.90
16.501 - 17.000                         60       6,436,694.00               2.16
17.001 - 17.500                         11       1,578,371.88               0.53
17.501 - 18.000                          4         276,724.48               0.09
18.001 - 18.350                          2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                              36
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.750  -   5.000                        6       1,731,964.18               0.58
 5.001  -   5.500                       32       5,893,571.32               1.98
 5.501  -   6.000                      132      24,491,465.31               8.21
 6.001  -   6.500                      220      39,747,153.88              13.33
 6.501  -   7.000                      380      67,878,068.39              22.76
 7.001  -   7.500                      293      45,302,229.94              15.19
 7.501  -   8.000                      364      51,538,157.44              17.28
 8.001  -   8.500                      181      23,661,732.35               7.93
 8.501  -   9.000                      167      20,884,588.16               7.00
 9.001  -   9.500                       68       8,659,126.14               2.90
 9.501  -  10.000                       60       6,436,694.00               2.16
10.001  -  10.500                       11       1,578,371.88               0.53
10.501  -  11.000                        4         276,724.48               0.09
11.001  -  11.350                        2         152,537.09               0.05
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 2         270,046.53               0.09
02/01/04                                 3         296,361.82               0.10
03/01/04                                 1         304,282.30               0.10
04/01/04                                 3         648,333.30               0.22
12/01/04                                 1         392,012.30               0.13
02/01/05                                 1         152,344.71               0.05
06/01/05                                 3         469,308.96               0.16
07/01/05                                13       2,104,935.14               0.71
08/01/05                                31       5,460,535.37               1.83
09/01/05                               400      66,208,589.61              22.20
10/01/05                             1,283     192,101,959.21              64.41
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.07
09/01/06                                28       4,707,051.29               1.58
10/01/06                               148      24,853,525.02               8.33
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                              37
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    4         952,615.60               0.32
3.000                                1,916     297,279,768.96              99.68
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,920     298,232,384.56             100.00
--------------------------------------------------------------------------------
Total                                1,920     298,232,384.56             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,647     361,046,785.75              72.79
MGIC                                   849     134,314,706.49              27.08
PMI                                      7         677,875.52               0.14
--------------------------------------------------------------------------------
Total                                3,503     496,039,367.76             100.00
================================================================================

                                                                              38
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group I Initial Mortgage Loans
                             As of November 1, 2003

Number Of Loans:                                      2,891
Aggregate Outstanding Principal Balance:      $ 412,113,869
                                                                             Minimum                  Maximum
Average Outstanding Principal Balance:        $     142,551           $       39,673           $      395,750
Weighted Average Current Mortgage Rate:               7.190  %                 4.500  %                11.325  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.743  %                 2.750  %                 8.000  %
Weighted Average Maximum Loan Rate:                  14.310  %                10.125  %                17.875  %
Weighted Average Minimum Loan Rate:                   7.310  %                 4.750  %                10.875  %
Weighted Average Initial Periodic Rate Cap:           2.996  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         24  months                2  months               35  months
Weighted Average Original Term:                         349  months              120  months              360  months
Weighted Average Remaining Term:                        348  months              118  months              360  months
Weighted Average Credit Score:                          643                      508                      894
Weighted Average Combined Original LTV:               78.71  %                 11.85  %                100.00  %
First Pay Date:                                                         Feb 01, 2001             Nov 03, 2003
Maturity Date:                                                          Sep 01, 2013             Oct 03, 2033
Top State Concentrations ($):                 23.09% California, 16.56% Florida, 4.34% Ohio
Maximum Zip Code Concentration ($):            0.72% 93033

                                                                              39
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 39,672.56  -   50,000.00               85       3,935,287.60               0.95
 50,000.01  -  100,000.00              813      63,957,388.96              15.52
100,000.01  -  150,000.00              900     112,348,262.82              27.26
150,000.01  -  200,000.00              550      95,418,565.77              23.15
200,000.01  -  250,000.00              297      66,461,640.62              16.13
250,000.01  -  300,000.00              179      48,866,871.19              11.86
300,000.01  -  350,000.00               65      20,376,393.00               4.94
350,000.01  -  395,750.05                2         749,459.31               0.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                      1         137,292.81               0.03
501 - 520                               14       2,045,043.99               0.50
521 - 540                              196      24,625,995.15               5.98
541 - 560                              228      29,239,758.59               7.10
561 - 580                              227      28,524,858.75               6.92
581 - 600                              207      28,477,129.77               6.91
601 - 620                              278      38,503,718.64               9.34
621 - 640                              329      46,725,832.44              11.34
641 - 660                              307      45,948,749.56              11.15
661 - 680                              317      47,566,666.70              11.54
681 - 700                              268      40,645,968.23               9.86
701 - 720                              204      30,753,778.39               7.46
721 - 740                              119      18,275,238.09               4.43
741 - 760                               86      13,663,932.02               3.32
761 - 780                               68      10,764,772.54               2.61
781 - 800                               35       5,410,074.89               1.31
801 - 820                                6         691,175.79               0.17
881 - 894                                1         113,882.92               0.03
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              40
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
118 - 120                                8         683,009.66               0.17
151 - 180                              189      21,386,968.40               5.19
211 - 240                               31       4,025,751.37               0.98
271 - 300                                5         615,420.99               0.15
301 - 359                            2,658     385,402,718.85              93.52
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence              2,238     311,800,036.82              75.66
PUD                                    342      54,286,123.76              13.17
Condo                                  182      23,870,842.50               5.79
Multi-Unit                             129      22,156,866.19               5.38
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                              2,704     389,297,226.52              94.46
Investment (Non-Owner
Occupied)                              154      18,485,956.59               4.49
Secondary Home                          32       4,124,674.35               1.00
Investment (Owner
Occupied)                                1         206,011.81               0.05
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                   1,870     263,603,431.44              63.96
Purchase                               728     107,547,383.42              26.10
Rate/Term Refinance                    293      40,963,054.41               9.94
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              41
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original LTV            Number of  Outstanding as of  Outstanding as of
Ratios (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
11.85 -  15.00                           1          49,966.39               0.01
15.01 -  20.00                           3         300,449.33               0.07
20.01 -  25.00                           6         911,412.48               0.22
25.01 -  30.00                          13       1,228,316.80               0.30
30.01 -  35.00                          20       2,151,893.95               0.52
35.01 -  40.00                          27       3,652,045.43               0.89
40.01 -  45.00                          34       4,109,674.56               1.00
45.01 -  50.00                          49       6,098,291.30               1.48
50.01 -  55.00                          53       6,683,687.47               1.62
55.01 -  60.00                          89      12,589,906.24               3.05
60.01 -  65.00                         146      20,123,230.34               4.88
65.01 -  70.00                         186      27,257,446.17               6.61
70.01 -  75.00                         249      35,678,677.71               8.66
75.01 -  80.00                         824     120,701,002.95              29.29
80.01 -  85.00                         337      47,707,951.17              11.58
85.01 -  90.00                         592      84,694,252.67              20.55
90.01 -  95.00                         173      26,112,966.34               6.34
95.01 - 100.00                          89      12,062,697.97               2.93
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              42
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 54       7,273,469.56               1.76
Arkansas                                21       2,179,911.51               0.53
California                             485      95,174,356.92              23.09
Colorado                                56       9,412,739.82               2.28
Connecticut                             69      10,122,552.60               2.46
Delaware                                13       1,761,296.40               0.43
District of Columbia                    13       2,375,112.72               0.58
Florida                                542      68,246,201.57              16.56
Georgia                                 70       8,496,807.36               2.06
Idaho                                   14       1,689,220.30               0.41
Illinois                                50       8,042,603.95               1.95
Indiana                                 36       3,617,893.66               0.88
Iowa                                     4         350,460.59               0.09
Kansas                                  16       2,174,303.21               0.53
Kentucky                                32       3,265,912.04               0.79
Louisiana                               78       8,727,791.63               2.12
Maine                                   19       2,250,167.06               0.55
Maryland                                50       7,986,652.65               1.94
Massachusetts                           59      11,286,919.37               2.74
Michigan                                86       9,103,948.82               2.21
Minnesota                               19       2,925,057.82               0.71
Mississippi                             32       3,179,032.18               0.77
Missouri                                58       6,055,491.07               1.47
Montana                                  3         466,549.09               0.11
Nebraska                                 2         253,328.44               0.06
Nevada                                  67      10,714,481.78               2.60
New Hampshire                           16       2,692,082.74               0.65
New Jersey                              30       5,155,680.54               1.25
New Mexico                               4         382,380.04               0.09
New York                                62      11,440,244.60               2.78
North Carolina                          56       6,667,446.07               1.62
North Dakota                             1         124,401.97               0.03
Ohio                                   166      17,888,419.11               4.34
Oklahoma                                32       2,994,436.91               0.73
Oregon                                  54       7,521,620.29               1.83

(Continued on next page)

                                                                              43
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State (Continued):          Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Pennsylvania                            83      10,597,797.59               2.57
Rhode Island                             6       1,101,936.44               0.27
South Carolina                          38       4,623,452.54               1.12
South Dakota                             1         194,678.76               0.05
Tennessee                               51       5,222,549.28               1.27
Texas                                  124      15,069,753.87               3.66
Utah                                    10       1,797,655.65               0.44
Vermont                                  4         577,293.34               0.14
Virginia                                75      11,961,326.24               2.90
Washington                              91      14,574,695.34               3.54
West Virginia                           16       1,507,549.16               0.37
Wisconsin                               19       2,397,106.59               0.58
Wyoming                                  4         489,100.08               0.12
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                   1,666     220,760,664.92              53.57
Stated Income                          862     138,527,920.90              33.61
No Documentation                       237      34,632,562.83               8.40
No Income/No Asset
Verification                            61       9,203,220.37               2.23
Limited Documentation                   65       8,989,500.25               2.18
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              44
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                     410      55,938,658.35              13.57
M2                                     137      18,639,253.38               4.52
M3                                      32       4,297,593.58               1.04
M4                                      11       1,258,004.83               0.31
AAA                                      1          83,292.88               0.02
A+                                     829     123,308,111.58              29.92
A                                      241      32,079,000.68               7.78
A-                                     134      17,946,227.92               4.35
Alt A                                  704     104,444,565.61              25.34
B                                       95      11,199,980.19               2.72
B-                                      31       3,006,345.65               0.73
C                                        6         518,130.51               0.13
FICO Enhanced                           49       6,792,123.86               1.65
FICO Only                              211      32,602,580.25               7.91
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                 1,761     256,407,158.47              62.22
Fixed Rate Loan                      1,130     155,706,710.80              37.78
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                897     128,995,560.38              82.85
15 Year Fixed-Rate Loan                174      19,441,281.52              12.49
20 Year Fixed-Rate Loan                 31       4,025,751.37               2.59
15 Year Balloon                         15       1,945,686.88               1.25
10 Year Fixed-Rate Loan                  8         683,009.66               0.44
25 Year Fixed-Rate Loan                  5         615,420.99               0.40
--------------------------------------------------------------------------------
Total                                1,130     155,706,710.80             100.00
================================================================================

                                                                              45
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR            1,600     232,623,374.05              90.72
3/27 Loan Six-Month LIBOR              158      23,223,687.81               9.06
Six-Month LIBOR                          3         560,096.61               0.22
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
First Lien                           2,891     412,113,869.27             100.00
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    609      87,340,870.07              21.19
24                                     926     139,217,991.51              33.78
36                                     604      84,349,196.94              20.47
60                                     752     101,205,810.75              24.56
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              46
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage Rates           Number of  Outstanding as of  Outstanding as of
(%):                        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.500 -  4.500                          1         173,632.46               0.04
 4.501 -  5.000                         13       2,395,990.37               0.58
 5.001 -  5.500                         91      15,776,310.22               3.83
 5.501 -  6.000                        250      42,219,697.94              10.24
 6.001 -  6.500                        339      55,946,182.67              13.58
 6.501 -  7.000                        581      90,555,675.70              21.97
 7.001 -  7.500                        445      62,508,627.91              15.17
 7.501 -  8.000                        516      67,147,882.79              16.29
 8.001 -  8.500                        260      32,646,839.42               7.92
 8.501 -  9.000                        235      26,446,704.62               6.42
 9.001 -  9.500                         77       8,036,493.63               1.95
 9.501 - 10.000                         66       6,614,365.36               1.60
10.001 - 10.500                         10       1,027,561.12               0.25
10.501 - 11.000                          6         472,502.16               0.11
11.001 - 11.325                          1         145,402.90               0.04
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            2         340,533.04               0.13
3.001 - 3.500                            1         129,458.15               0.05
3.501 - 4.000                           29       4,886,087.37               1.91
4.001 - 4.500                          137      21,348,861.73               8.33
4.501 - 5.000                          223      35,102,109.83              13.69
5.001 - 5.500                          303      47,984,360.05              18.71
5.501 - 6.000                          370      54,467,307.19              21.24
6.001 - 6.500                          316      42,291,041.73              16.49
6.501 - 7.000                          188      25,533,039.35               9.96
7.001 - 7.500                          118      15,099,852.07               5.89
7.501 - 8.000                           74       9,224,507.96               3.60
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                              47
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
10.125 - 10.500                          1         188,188.33               0.07
11.501 - 12.000                          2         249,291.41               0.10
12.001 - 12.500                         28       4,773,801.08               1.86
12.501 - 13.000                        118      19,355,241.22               7.55
13.001 - 13.500                        204      34,865,230.28              13.60
13.501 - 14.000                        355      58,269,951.53              22.73
14.001 - 14.500                        279      40,359,840.46              15.74
14.501 - 15.000                        345      46,483,338.22              18.13
15.001 - 15.500                        172      21,845,955.74               8.52
15.501 - 16.000                        158      18,921,239.76               7.38
16.001 - 16.500                         55       6,148,758.73               2.40
16.501 - 17.000                         37       4,191,627.82               1.63
17.001 - 17.500                          5         634,509.58               0.25
17.501 - 17.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
 4.750 -  5.000                          2         249,291.41               0.10
 5.001 -  5.500                         29       4,961,989.41               1.94
 5.501 -  6.000                        119      19,588,531.32               7.64
 6.001 -  6.500                        204      34,865,230.28              13.60
 6.501 -  7.000                        354      58,036,661.43              22.63
 7.001 -  7.500                        279      40,359,840.46              15.74
 7.501 -  8.000                        345      46,483,338.22              18.13
 8.001 -  8.500                        172      21,845,955.74               8.52
 8.501 -  9.000                        158      18,921,239.76               7.38
 9.001 -  9.500                         55       6,148,758.73               2.40
 9.501 - 10.000                         37       4,191,627.82               1.63
10.001 - 10.500                          5         634,509.58               0.25
10.501 - 10.875                          2         120,184.31               0.05
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                              48
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs ONLY):                Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 1         192,721.81               0.08
02/01/04                                 3         296,361.82               0.12
03/01/04                                 1         304,282.30               0.12
04/01/04                                 2         255,814.31               0.10
02/01/05                                 1         152,344.71               0.06
06/01/05                                 3         469,308.96               0.18
07/01/05                                11       1,840,112.63               0.72
08/01/05                                30       5,065,124.35               1.98
09/01/05                               367      55,969,645.34              21.83
10/01/05                             1,183     168,576,004.43              65.75
10/03/05                                 1          61,750.00               0.02
08/01/06                                 2         201,349.00               0.08
09/01/06                                25       3,454,656.19               1.35
10/01/06                               131      19,567,682.62               7.63
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate Cap        Number of  Outstanding as of  Outstanding as of
(%) (ARMs Only):            Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    3         560,096.61               0.22
3.000                                1,758     255,847,061.86              99.78
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
1.000                                1,761     256,407,158.47             100.00
--------------------------------------------------------------------------------
Total                                1,761     256,407,158.47             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                       2,082     289,321,869.06              70.20
MGIC                                   804     122,253,784.70              29.67
PMI                                      5         538,215.51               0.13
--------------------------------------------------------------------------------
Total                                2,891     412,113,869.27             100.00
================================================================================

                                                                              49
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                         Group II Initial Mortgage Loans

Number Of Loans:                                        205
Aggregate Outstanding Principal Balance:      $  59,123,500
                                                                             Minimum                  Maximum
Average Outstanding Principal Balance:        $     288,407           $       44,959           $      776,423
Weighted Average Current Mortgage Rate:               6.943  %                 4.750  %                11.350  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.943  %                 2.750  %                 9.700  %
Weighted Average Maximum Loan Rate:                  14.267  %                 9.875  %                18.350  %
Weighted Average Minimum Loan Rate:                   7.290  %                 4.750  %                11.350  %
Weighted Average Initial Periodic Rate Cap:           2.978  %                 1.000  %                 3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %                 1.000  %
Weighted Average Months To Roll:                         25  months                2  months               35  months
Weighted Average Original Term:                         348  months              180  months              360  months
Weighted Average Remaining Term:                        346  months              178  months              359  months
Weighted Average Credit Score:                          647                      520                      810
Weighted Average Combined Original LTV:               78.50  %                 35.00  %                100.00  %
First Pay Date:                                                         Jun 01, 2001             Nov 01, 2003
Maturity Date:                                                          Sep 01, 2018             Oct 01, 2033
Top State Concentrations ($):                 44.55% California, 7.18% Florida, 4.92% New York
Maximum Zip Code Concentration ($):            1.91% 90266


                                                                              50
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 44,958.72  -   50,000.00                1          44,958.72               0.08
 50,000.01  -  100,000.00               41       2,922,085.89               4.94
100,000.01  -  150,000.00               23       2,789,589.13               4.72
150,000.01  -  200,000.00                6         976,675.55               1.65
200,000.01  -  250,000.00                3         679,417.67               1.15
300,000.01  -  350,000.00               37      12,358,421.73              20.90
350,000.01  -  400,000.00               53      20,129,026.41              34.05
400,000.01  -  450,000.00               20       8,478,760.49              14.34
450,000.01  -  500,000.00               17       8,177,698.96              13.83
500,000.01  -  550,000.00                2       1,057,017.39               1.79
700,000.01  -  750,000.00                1         733,424.80               1.24
750,000.01  -  776,423.35                1         776,423.35               1.31
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
520 - 520                                1         101,661.29               0.17
521 - 540                               20       2,996,952.75               5.07
541 - 560                               21       3,654,372.98               6.18
561 - 580                               16       3,762,490.69               6.36
581 - 600                               16       4,132,991.68               6.99
601 - 620                               19       4,848,682.22               8.20
621 - 640                               24       8,376,863.53              14.17
641 - 660                               19       7,330,930.84              12.40
661 - 680                               22       7,324,020.67              12.39
681 - 700                               10       3,020,758.46               5.11
701 - 720                               17       6,240,972.13              10.56
721 - 740                                7       2,298,211.58               3.89
741 - 760                                7       2,119,997.25               3.59
761 - 780                                4       1,815,312.30               3.07
781 - 800                                1         365,856.92               0.62
801 - 810                                1         733,424.80               1.24
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              51
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
178 - 180                               17       4,023,947.23               6.81
211 - 240                                1         107,643.32               0.18
301 - 359                              187      54,991,909.54              93.01
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence                162      47,714,558.79              80.70
PUD                                     31       8,811,067.00              14.90
Condo                                    9       2,420,777.17               4.09
Multi-Unit                               3         177,097.13               0.30
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Primary                                201      58,302,502.19              98.61
Investment (Non-Owner
Occupied)                                3         479,381.74               0.81
Secondary Home                           1         341,616.16               0.58
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Cash Out Refinance                     145      42,099,927.32              71.21
Purchase                                41      12,147,503.03              20.55
Rate/Term Refinance                     19       4,876,069.74               8.25
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              52
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original LTV            Number of  Outstanding as of  Outstanding as of
Ratios (%):                 Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
35.00 -  35.00                           1         489,410.15               0.83
45.01 -  50.00                           3         609,368.98               1.03
50.01 -  55.00                           3       1,264,242.33               2.14
55.01 -  60.00                           6       1,531,035.05               2.59
60.01 -  65.00                          11       3,386,754.73               5.73
65.01 -  70.00                          13       4,734,535.17               8.01
70.01 -  75.00                          24       7,757,462.37              13.12
75.01 -  80.00                          57      17,802,830.82              30.11
80.01 -  85.00                          21       6,046,106.94              10.23
85.01 -  90.00                          51      12,741,456.17              21.55
90.01 -  95.00                          10       1,937,041.62               3.28
95.01 - 100.00                           5         823,255.76               1.39
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              53
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                  3         846,353.48               1.43
California                              67      26,339,630.58              44.55
Colorado                                 3         838,202.67               1.42
Connecticut                              4       1,137,173.49               1.92
District of Columbia                     1         165,449.51               0.28
Florida                                 18       4,242,693.12               7.18
Georgia                                  2         965,017.56               1.63
Illinois                                 4       1,676,844.47               2.84
Indiana                                  1         134,918.64               0.23
Iowa                                     2         135,483.67               0.23
Louisiana                                3       1,192,512.56               2.02
Maryland                                 5       1,990,513.62               3.37
Massachusetts                            3       1,056,821.76               1.79
Michigan                                 2         208,968.99               0.35
Minnesota                                2         415,064.95               0.70
Mississippi                              1         235,901.03               0.40
Nevada                                   2         668,147.34               1.13
New Hampshire                            2         485,591.57               0.82
New Jersey                               5       1,636,214.90               2.77
New York                                10       2,909,376.98               4.92
North Carolina                           6       1,873,831.33               3.17
Ohio                                    10       1,336,554.44               2.26
Oklahoma                                 1          44,958.72               0.08
Oregon                                   3         934,515.66               1.58
Pennsylvania                             9       1,110,711.63               1.88
Rhode Island                             1         353,575.86               0.60
South Carolina                           5         822,371.12               1.39
Texas                                   19       2,108,685.33               3.57
Utah                                     2         802,820.93               1.36
Virginia                                 5       1,513,889.49               2.56
Washington                               2         763,317.74               1.29
West Virginia                            1         116,791.30               0.20
Wisconsin                                1          60,595.65               0.10
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              54
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                     112      26,981,980.78              45.64
Stated Income                           74      26,722,433.79              45.20
No Documentation                        10       2,587,130.44               4.38
Limited Documentation                    6       1,958,975.07               3.31
No Income/No Asset
Verification                             3         872,980.01               1.48
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
M1                                      35       9,101,450.91              15.39
M2                                      26       4,166,851.31               7.05
M3                                       4         624,615.12               1.06
M4                                       2         184,350.39               0.31
AA                                       1          62,335.29               0.11
A+                                      55      20,082,871.00              33.97
A                                       10       1,783,684.23               3.02
A-                                       6       2,026,335.17               3.43
Alt A                                   49      16,876,536.84              28.54
B                                        1         399,601.04               0.68
FICO Enhanced                            7       1,333,296.02               2.26
FICO Only                                9       2,481,572.77               4.20
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                   125      34,956,726.79              59.12
Fixed Rate Loan                         80      24,166,773.30              40.88
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              55
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
30 Year Fixed-Rate Loan                 62      20,035,182.75              82.90
15 Year Fixed-Rate Loan                 15       3,299,808.23              13.65
15 Year Balloon                          2         724,139.00               3.00
20 Year Fixed-Rate Loan                  1         107,643.32               0.45
--------------------------------------------------------------------------------
Total                                   80      24,166,773.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month LIBOR              104      28,025,970.30              80.17
3/27 Loan Six-Month LIBOR               20       6,538,237.50              18.70
Six-Month LIBOR                          1         392,518.99               1.12
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
First Lien                             205      59,123,500.09             100.00
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Prepayment Term (months):   Mortgage Loans   the Cutoff Date     the Cutoff Date
--------------------------------------------------------------------------------
N/A                                     63      16,311,673.81              27.59
24                                      54      16,015,280.19              27.09
36                                      43      10,992,777.51              18.59
60                                      45      15,803,768.58              26.73
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              56
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.750  -  5.000                         6       2,355,156.50               3.98
 5.001  -  5.500                         8       2,909,794.18               4.92
 5.501  -  6.000                        29      10,665,984.26              18.04
 6.001  -  6.500                        26       8,291,927.53              14.02
 6.501  -  7.000                        35      12,813,285.84              21.67
 7.001  -  7.500                        23       7,651,812.78              12.94
 7.501  -  8.000                        24       6,132,124.60              10.37
 8.001  -  8.500                         6       1,563,258.96               2.64
 8.501  -  9.000                         9       1,700,202.60               2.88
 9.001  -  9.500                        10       1,983,486.50               3.35
 9.501  - 10.000                        21       1,978,549.95               3.35
10.001  - 10.500                         5         862,895.54               1.46
10.501  - 11.000                         2         156,540.17               0.26
11.001  - 11.350                         1          58,480.68               0.10
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              57
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2.750 - 3.000                            1         392,012.30               1.12
3.501 - 4.000                            2         822,534.61               2.35
4.001 - 4.500                            6       2,172,668.63               6.22
4.501 - 5.000                           12       4,220,343.00              12.07
5.001 - 5.500                           19       6,929,575.90              19.82
5.501 - 6.000                           22       7,136,991.88              20.42
6.001 - 6.500                           11       4,013,236.68              11.48
6.501 - 7.000                            7       2,707,273.23               7.74
7.001 - 7.500                            5       1,994,061.16               5.70
7.501 - 8.000                            2         188,916.83               0.54
8.001 - 8.500                           27       3,569,257.28              10.21
8.501 - 9.000                            9         706,415.89               2.02
9.001 - 9.500                            1          44,958.72               0.13
9.501 - 9.700                            1          58,480.68               0.17
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 9.875 - 10.000                          1         392,012.30               1.12
11.501 - 12.000                          3       1,090,660.47               3.12
12.001 - 12.500                          2         813,454.12               2.33
12.501 - 13.000                         12       4,453,382.82              12.74
13.001 - 13.500                         11       3,999,986.09              11.44
13.501 - 14.000                         18       6,977,448.42              19.96
14.001 - 14.500                         13       4,594,667.77              13.14
14.501 - 15.000                         16       4,816,335.84              13.78
15.001 - 15.500                          4       1,378,265.00               3.94
15.501 - 16.000                          7       1,486,017.94               4.25
16.001 - 16.500                          9       1,898,029.68               5.43
16.501 - 17.000                         21       1,978,549.95               5.66
17.001 - 17.500                          5         862,895.54               2.47
17.501 - 18.000                          2         156,540.17               0.45
18.001 - 18.350                          1          58,480.68               0.17
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                              58
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 4.750 -  5.000                          4       1,482,672.77               4.24
 5.001 -  5.500                          2         813,454.12               2.33
 5.501 -  6.000                         12       4,453,382.82              12.74
 6.001 -  6.500                         11       3,999,986.09              11.44
 6.501 -  7.000                         18       6,977,448.42              19.96
 7.001 -  7.500                         13       4,594,667.77              13.14
 7.501 -  8.000                         16       4,816,335.84              13.78
 8.001 -  8.500                          4       1,378,265.00               3.94
 8.501 -  9.000                          7       1,486,017.94               4.25
 9.001 -  9.500                          9       1,898,029.68               5.43
 9.501 - 10.000                         21       1,978,549.95               5.66
10.001 - 10.500                          5         862,895.54               2.47
10.501 - 11.000                          2         156,540.17               0.45
11.001 - 11.350                          1          58,480.68               0.17
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
01/01/04                                 1          77,324.72               0.22
04/01/04                                 1         392,518.99               1.12
12/01/04                                 1         392,012.30               1.12
08/01/05                                 1         395,411.02               1.13
09/01/05                                25       8,208,889.85              23.48
10/01/05                                76      18,952,332.41              54.22
09/01/06                                 3       1,252,395.10               3.58
10/01/06                                17       5,285,842.40              15.12
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                              59
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                    1         392,518.99               1.12
3.000                                  124      34,564,207.80              98.88
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                  125      34,956,726.79             100.00
--------------------------------------------------------------------------------
Total                                  125      34,956,726.79             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                         167      48,564,171.26              82.14
MGIC                                    36      10,419,668.82              17.62
PMI                                      2         139,660.01               0.24
--------------------------------------------------------------------------------
Total                                  205      59,123,500.09             100.00
================================================================================

                                                                              60
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4
                        Group III Initial Mortgage Loans
                             As of November 1, 2003

Number Of Loans:                                        407
Aggregate Outstanding Principal Balance:      $  24,801,998
                                                                             Minimum                Maximum
Average Outstanding Principal Balance:        $      60,939           $       10,980           $    575,504
Weighted Average Current Mortgage Rate:               9.102  %                 5.250  %              13.375  %
Arm Characteristics:
--------------------
Weighted Average Gross Margin:                        5.833  %                 4.125  %               9.350  %
Weighted Average Maximum Loan Rate:                  14.437  %                12.250  %              18.050  %
Weighted Average Minimum Loan Rate:                   7.437  %                 5.250  %              11.050  %
Weighted Average Initial Periodic Rate Cap:           3.000  %                 3.000  %               3.000  %
Weighted Average Periodic Rate Cap:                   1.000  %                 1.000  %               1.000  %
Weighted Average Months To Roll:                         23  months               20  months             23  months
Weighted Average Original Term:                         254  months              120  months            360  months
Weighted Average Remaining Term:                        253  months              119  months            359  months
Weighted Average Credit Score:                          666                      514                    802
Weighted Average Combined Original LTV:               89.38  %                 40.83  %              100.00  %
First Pay Date:                                                         Jul 01, 2003           Nov 01, 2003
Maturity Date:                                                          Oct 01, 2013           Oct 01, 2033
Top State Concentrations ($):                 31.83% California, 12.09 %  New York,  10.12 %  Florida
Maximum Zip Code Concentration ($):            2.87% 92064

                                                                              61
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Principal Balances ($)      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 10,979.75 -  50,000.00                276       8,099,234.77              32.66
 50,000.01 - 100,000.00                 95       6,561,048.96              26.45
100,000.01 - 150,000.00                 14       1,724,895.47               6.95
150,000.01 - 200,000.00                  1         167,839.05               0.68
200,000.01 - 250,000.00                  1         227,812.74               0.92
250,000.01 - 300,000.00                  1         287,788.39               1.16
300,000.01 - 350,000.00                  6       2,003,572.24               8.08
350,000.01 - 400,000.00                  5       1,872,752.59               7.55
400,000.01 - 450,000.00                  3       1,296,743.13               5.23
450,000.01 - 500,000.00                  3       1,460,259.01               5.89
500,000.01 - 550,000.00                  1         524,547.98               2.11
550,000.01 - 575,504.07                  1         575,504.07               2.32
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Credit Score:               Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
514 - 520                                2         737,320.03               2.97
521 - 540                                5         782,015.11               3.15
541 - 560                                7       1,003,461.00               4.05
561 - 580                                1          69,557.84               0.28
581 - 600                                3         249,721.34               1.01
601 - 620                                8       1,570,099.98               6.33
621 - 640                               36       2,439,277.20               9.84
641 - 660                               60       3,783,829.85              15.26
661 - 680                               85       4,177,537.29              16.84
681 - 700                               63       2,194,312.63               8.85
701 - 720                               52       2,958,258.70              11.93
721 - 740                               39       2,028,502.79               8.18
741 - 760                               23       1,482,851.44               5.98
761 - 780                               14         958,037.65               3.86
781 - 800                                8         306,429.45               1.24
801 - 802                                1          60,786.10               0.25
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
=========================================== ====================================

                                                                              62
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Remaining Terms (months):   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
119 - 120                                1          50,702.91               0.20
151 - 180                              356      14,472,985.29              58.35
301 - 359                               50      10,278,310.20              41.44
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Property Type:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Single Family Residence                282      19,284,069.24              77.75
PUD                                     80       3,843,077.28              15.50
Condo                                   37       1,372,899.87               5.54
Multi-Unit                               8         301,952.01               1.22
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Occupancy Status:           Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Primary                                403      24,486,828.09              98.73
Investment (Non-Owner
 Occupied)                               3         256,704.32               1.04
Secondary Home                           1          58,465.99               0.24
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Use of Proceeds:            Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Purchase                               298      13,507,938.28              54.46
Cash Out Refinance                      89       8,860,884.00              35.73
Rate/Term Refinance                     20       2,433,176.12               9.81
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                              63
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Combined Original LTV            Number of  Outstanding as of  Outstanding as of
Ratios (%):                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
40.83 -  45.00                           1         486,513.02               1.96
45.01 -  50.00                           1          84,597.80               0.34
50.01 -  55.00                           1         474,569.70               1.91
60.01 -  65.00                           1         575,504.07               2.32
65.01 -  70.00                           4       1,087,301.69               4.38
70.01 -  75.00                           4       1,054,298.68               4.25
75.01 -  80.00                          17       3,242,415.64              13.07
80.01 -  85.00                           8       1,697,222.03               6.84
85.01 -  90.00                          21       2,265,493.08               9.13
90.01 -  95.00                          29       1,374,398.00               5.54
95.01 - 100.00                         320      12,459,684.69              50.24
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================


                                                                              64
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
State:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Arizona                                 13         348,300.40               1.40
Arkansas                                 5         147,958.27               0.60
California                              85       7,894,153.84              31.83
Colorado                                12         855,882.93               3.45
Connecticut                             10         521,498.76               2.10
Delaware                                 1          27,574.83               0.11
District of Columbia                     1          59,822.08               0.24
Florida                                 57       2,510,091.75              10.12
Georgia                                 12         345,017.01               1.39
Idaho                                    4          89,494.55               0.36
Illinois                                 9         309,990.81               1.25
Indiana                                  6         285,403.12               1.15
Iowa                                     3         164,976.73               0.67
Kansas                                   1          28,746.98               0.12
Kentucky                                 5         169,819.54               0.68
Louisiana                                4         242,793.10               0.98
Maryland                                 7         577,610.96               2.33
Massachusetts                            3         752,313.62               3.03
Michigan                                 3         106,550.43               0.43
Minnesota                                2          60,114.89               0.24
Mississippi                              2          56,908.60               0.23
Missouri                                 7         199,219.10               0.80
Nebraska                                 1          40,294.44               0.16
Nevada                                  28       1,030,779.24               4.16
New Hampshire                            1          51,384.02               0.21
New York                                11       2,998,980.71              12.09
North Carolina                          10         251,773.53               1.02
Ohio                                    21       1,020,703.65               4.12
Oklahoma                                 1          90,923.55               0.37
Oregon                                  13         423,933.47               1.71
Pennsylvania                             4         170,109.49               0.69
South Carolina                           4          96,407.73               0.39
Tennessee                                2          51,327.22               0.21
Texas                                   24       1,045,910.27               4.22
Virginia                                 9         548,445.36               2.21
Washington                              24       1,080,912.92               4.36
West Virginia                            1         124,050.61               0.50
Wisconsin                                1          21,819.89               0.09
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                              65
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Documentation:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Full Documentation                     180      10,502,343.80              42.34
Stated Income                          175       9,480,734.12              38.23
No Documentation                        46       4,316,409.57              17.40
No Income/No Asset
Verification                             3         335,693.39               1.35
Limited Documentation                    3         166,817.52               0.67
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Grade:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
M1                                      47       3,044,544.84              12.28
M2                                       7         980,369.03               3.95
M3                                       1         117,188.94               0.47
A+                                     135       7,830,011.78              31.57
A                                        7       1,105,368.11               4.46
A-                                       1          68,314.68               0.28
Alt A                                  200      10,756,381.89              43.37
B                                        3         132,379.23               0.53
B-                                       2         252,380.57               1.02
FICO Enhanced                            1         381,021.27               1.54
FICO Only                                3         134,038.06               0.54
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Loan Type:                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Adjustable Rate Loan                    34       6,868,499.30              27.69
Fixed Rate Loan                        373      17,933,499.10              72.31
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                              66
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Fixed Rate Loan Types:      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
15 Year Balloon                        261      10,325,878.03              57.58
15 Year Fixed-Rate Loan                 95       4,147,107.26              23.12
30 Year Fixed-Rate Loan                 16       3,409,810.90              19.01
10 Year Fixed-Rate Loan                  1          50,702.91               0.28
--------------------------------------------------------------------------------
Total                                  373      17,933,499.10             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Adjustable Rate Loan             Number of  Outstanding as of  Outstanding as of
Types:                      Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
2/28 Loan Six-Month
LIBOR                                   34       6,868,499.30             100.00
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
Lien Position:              Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
Second Lien                            354      13,394,164.69              54.00
First Lien                              53      11,407,833.71              46.00
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Prepayment Term                  Number of  Outstanding as of  Outstanding as of
(months):                   Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
N/A                                    238      11,530,809.05              46.49
24                                      91       7,895,235.28              31.83
36                                      48       2,927,950.60              11.81
60                                      30       2,448,003.47               9.87
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                              67
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Current Mortgage                 Number of  Outstanding as of  Outstanding as of
Rates (%):                  Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 5.250 -  5.500                          1         118,127.79               0.48
 5.501 -  6.000                          5       1,939,338.79               7.82
 6.001 -  6.500                          8       1,338,238.03               5.40
 6.501 -  7.000                         14       3,805,685.57              15.34
 7.001 -  7.500                         12       1,429,510.83               5.76
 7.501 -  8.000                         16       1,259,519.92               5.08
 8.001 -  8.500                         19         890,674.87               3.59
 8.501 -  9.000                         22       1,384,979.57               5.58
 9.001 -  9.500                         25       1,390,859.07               5.61
 9.501 - 10.000                         49       2,127,197.09               8.58
10.001 - 10.500                         22         786,825.89               3.17
10.501 - 11.000                         80       3,392,634.27              13.68
11.001 - 11.500                         20         926,285.76               3.73
11.501 - 12.000                         41       1,534,345.47               6.19
12.001 - 12.500                         20         633,615.47               2.55
12.501 - 13.000                         52       1,818,592.86               7.33
13.001 - 13.375                          1          25,567.15               0.10
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Gross Margins (%)                Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
4.125 - 4.500                            5       1,283,542.62              18.69
4.501 - 5.000                            3         587,731.50               8.56
5.001 - 5.500                            5       1,879,472.31              27.36
6.001 - 6.500                            5         689,062.49              10.03
6.501 - 7.000                            7       1,232,762.81              17.95
7.001 - 7.500                            3         553,284.42               8.06
7.501 - 8.000                            1         113,753.50               1.66
8.001 - 8.500                            2         236,677.54               3.45
8.501 - 9.000                            2         198,155.70               2.88
9.001 - 9.350                            1          94,056.41               1.37
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                              68
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Maximum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
12.250 - 12.500                          1         118,127.79               1.72
12.501 - 13.000                          1         449,551.17               6.55
13.001 - 13.500                          5         881,937.51              12.84
13.501 - 14.000                          8       2,863,958.54              41.70
14.001 - 14.500                          1         347,721.71               5.06
14.501 - 15.000                          3         238,483.38               3.47
15.001 - 15.500                          5         437,511.61               6.37
15.501 - 16.000                          2         477,330.46               6.95
16.001 - 16.500                          4         612,337.73               8.92
16.501 - 17.000                          2         266,516.23               3.88
17.001 - 17.500                          1          80,966.76               1.18
18.001 - 18.050                          1          94,056.41               1.37
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Minimum Loan Rate (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
 5.250 -  5.500                          1         118,127.79               1.72
 5.501 -  6.000                          1         449,551.17               6.55
 6.001 -  6.500                          5         881,937.51              12.84
 6.501 -  7.000                          8       2,863,958.54              41.70
 7.001 -  7.500                          1         347,721.71               5.06
 7.501 -  8.000                          3         238,483.38               3.47
 8.001 -  8.500                          5         437,511.61               6.37
 8.501 -  9.000                          2         477,330.46               6.95
 9.001 -  9.500                          4         612,337.73               8.92
 9.501 - 10.000                          2         266,516.23               3.88
10.001 - 10.500                          1          80,966.76               1.18
11.001 - 11.050                          1          94,056.41               1.37
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                              69
[LOGO OF RBS Greenwich Capital]

 The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Rate Adjustment Date             Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
07/01/05                                 2         264,822.51               3.86
09/01/05                                 8       2,030,054.42              29.56
10/01/05                                24       4,573,622.37              66.59
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Initial Periodic Rate            Number of  Outstanding as of  Outstanding as of
Cap (%) (ARMs Only):        Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
3.000                                   34       6,868,499.30             100.00
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
Periodic Rate Cap (%)            Number of  Outstanding as of  Outstanding as of
(ARMs Only):                Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
1.000                                   34       6,868,499.30             100.00
--------------------------------------------------------------------------------
Total                                   34       6,868,499.30             100.00
================================================================================

                                                                  % of Aggregate
                                            Principal Balance  Principal Balance
                                 Number of  Outstanding as of  Outstanding as of
MI Provider                 Mortgage Loans    the Cutoff Date    the Cutoff Date
--------------------------------------------------------------------------------
NO MI PROVIDER                         398      23,160,745.43              93.38
MGIC                                     9       1,641,252.97               6.62
--------------------------------------------------------------------------------
Total                                  407      24,801,998.40             100.00
================================================================================

                                                                              70
[LOGO OF RBS Greenwich Capital]